[EXHIBIT 10.1]



   CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO:  Link Plus Corporation


As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, of our report, which includes an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern, dated September 20, 2002 included in the Link Plus
Corporation's Form 10-SB, and to all references to our Firm included in this Registration Statement


                             /s/ RUSSELL BEDFORD
                             STEFANOU MIRCHANDANI, LLP

                             Russell Bedford Stefanou
                                Mirchandani, LLP
                           Certified Public Accountants

McLean, Virginia
June 24, 2003